Exhhibit 10.2

                          GENELABS TECHNOLOGIES, INC.
                            2001 STOCK OPTION PLAN
                            STOCK OPTION AGREEMENT



Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Genelabs Technologies, Inc. 2001 Stock Option Plan.

         1. Grant of Option. Genelabs Technologies, Inc. (the "Company") hereby grants to the optionee (the "Optionee") named in the Notice of Grant (the "Notice"), an option (the "Stock Option") to purchase the total number of Shares set forth in the Notice, at the exercise price per share set forth in the Notice (the "Exercise Price"), subject to the terms and conditions of the Company's 2001 Stock Option Plan. The Stock Option may be exercised according to the vesting schedule set forth in the Notice. The Stock Option will terminate in full on the date of expiration set forth in the Notice (the "Expiration Date").

            If designated in the Notice as an Incentive Stock Option ("ISO"), this Stock Option is intended to qualify as an ISO as defined in Section 422 of the Code. However, if this Stock Option is intended to be an ISO, to the extent that it exceeds the $100,000 rule of Code Section 422(d), it shall be treated as a Non-Qualified Stock Option.

         2. Restrictions on Exercise. This Stock Option may not be exercised unless such exercise is in compliance with the Securities Act and all applicable state securities laws as they are in effect on the date of exercise and the requirements of any stock exchange or national market system on which the Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the SEC, any state securities commission or any stock exchange or national market system to effect such compliance.

         3. Termination of Option. Except as provided in this section, this Stock Option shall terminate and may not be exercised if Optionee ceases to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company or if a consultant, if the consultancy is terminated. Optionee shall be considered to be employed by the Company for all purposes of this Section 3 if Optionee is an officer, or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, independent contractor or adviser to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have the discretion to determine whether Optionee has ceased to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

                  (a) Termination Generally. If Optionee ceases to be employed or retained by the Company or any Parent, Subsidiary or Affiliate of the Company for any reason except death or disability, this Stock Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within three
(3) months after the Termination Date, but in no event later than the Expiration Date.

                  (b) Death or Disability. If Optionee's employment with the Company or any Parent, Subsidiary or Affiliate of the Company is terminated because of the death or Disability of Optionee, this Stock Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the expiration date.

                  (c) No Right to Employment. Nothing in the Plan or this Option Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

         4. Manner of Exercise.

                  (a) Exercise Agreement. This Stock Option may be exercised only by delivery (including electronic delivery or other delivery method approved by the Administrator) to the Company of a written notice of stock option exercise in a form approved by the Administrator, stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.


                  (b) Payment. Payment for the Shares may be made in cash (by check) or, where permitted by law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of Shares having a Fair Market Value equal to the applicable exercise price of the Stock Option that have been owned by the Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or were obtained by the Optionee in the open public market; (iii) by waiver of compensation due or accrued to the Optionee for services rendered; (iv) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Stock Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company;
(v) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Stock Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (vi) by any combination of the foregoing; or
(vii) by any other method approved by the Administrator.

                  (c) Withholding Taxes. Prior to issuance of the Shares upon exercise of the Stock Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such Stock Option. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.


                  (d) Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee, Optionee's legal representative or Optionee's assignee.

         5. Notice of Disqualifying Disposition of ISO Shares. If the Stock Option granted to Optionee herein is ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO within (1) the date two years after the date of grant, or (2) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to Optionee.

         6. Stock Options Non-Transferable. Stock Options granted under the Plan, and any interest therein, shall not be transferable or assignable by an Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Optionee only by such Optionee.

         7. No Rights as a Stockholder. Neither the Optionee nor any of the Optionee's successors in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to the Stock Option until the date of issuance of a stock certificate for such Shares.

         8. Interpretation. Any dispute regarding the interpretation of this Stock Option shall be submitted by Optionee or the Company to the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

         9. Entire Agreement. The Plan is incorporated herein by this reference. This Option Agreement, the Notice and the Plan constitute the entire agreement of the parties hereto and supersede all prior undertaking and agreements with respect to the subject matter hereof.
------------------------------------------------------------------------------